EXECUTION VERSION DE:4874-5111-0549.2 03703.004 ASSET PURCHASE AGREEMENT BY AND AMONG AMYRIS, INC. AND AMYRIS CLEAN BEAUTY, INC., AS SELLER AND THG BEAUTY USA, LLC, AS BUYER DATED AS OF NOVEMBER 30, 2023

EXECUTION VERSION DE:4874-5111-0549.2 03703.004 ARTICLE I DEFINITIONS .......................................................................................................1 1.1 Definitions ....................................................................................................1 ARTICLE II PURCHASE AND SALE ......................................................................................8 2.1 Purchased Assets .........................................................................................8 2.2 Excluded Assets ......................................................................................... 10 2.3 Nonassignable Assets; Deemed Consent; Additional Excluded Assets ......................................................................................................... 11 2.4 Liabilities. .................................................................................................. 12 2.5 Purchase Price ........................................................................................... 13 2.6 Inventory Adjustment Procedures ........................................................... 13 2.7 Withholding ............................................................................................... 13 ARTICLE III CLOSING; PAYMENT OF PURCHASE PRICE .............................................. 14 3.1 Closing ....................................................................................................... 14 3.2 Closing Deliveries. ..................................................................................... 14 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER .............................. 16 4.1 Existence and Power ................................................................................. 16 4.2 Authorization............................................................................................. 16 4.3 Enforceability ............................................................................................ 16 4.4 Noncontravention ...................................................................................... 16 4.5 Proceedings ................................................................................................ 16 4.6 Brokers ...................................................................................................... 17 4.7 Inventory. . ................................................................................................ 17 4.8 Privacy and Security. ................................................................................ 17 4.9 Permits; Compliance with Law. ............................................................... 17 4.10 Sufficiency of Assets .................................................................................. 18 4.11 Exclusivity of Representations and Warranties ....................................... 18 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER................................. 18 5.1 Existence and Power ................................................................................. 18 5.2 Authorization............................................................................................. 18 5.3 Enforceability ............................................................................................ 19 5.4 Governmental and Third Party Authorizations ...................................... 19 5.5 Noncontravention ...................................................................................... 19 5.6 Brokers ...................................................................................................... 19 5.7 Proceedings ................................................................................................ 19 5.8 Financial Capability. ................................................................................. 19 5.9 Solvency ..................................................................................................... 20 5.10 Independent Investigation......................................................................... 20 5.11 Exclusivity of Representations and Warranties ....................................... 20 ARTICLE VI PRE-CLOSING COVENANTS ......................................................................... 20 6.1 Conduct of Business .................................................................................. 20 6.2 Pre-Closing Access to Information ........................................................... 22 6.3 Supplemental Disclosure ........................................................................... 23 6.4 Efforts to Close .......................................................................................... 23

DE:4874-5111-0549.2 03703.004 -iii- 6.5 Other Business Relations .......................................................................... 24 6.6 Bankruptcy Matters .................................................................................. 24 6.7 Access to Books and Records .................................................................... 25 6.8 Employee Matters ..................................................................................... 25 6.9 Transition Services Agreement. ............................................................... 27 6.10 Cross Border Agreements. ....................................................................... 27 ARTICLE VII COVENANTS OF BUYER AND SELLERS ................................................... 28 7.1 Public Announcements .............................................................................. 28 7.2 Tax Matters ............................................................................................... 28 7.3 Further Assurances; Wrong Pockets. ....................................................... 29 ARTICLE VIII CONDITIONS TO CLOSING ........................................................................ 29 8.1 Conditions to Obligations of Buyer .......................................................... 29 8.2 Conditions to Obligations of Seller ........................................................... 30 8.3 Frustration of Closing Conditions ............................................................ 31 8.4 Waiver of Conditions ................................................................................ 31 ARTICLE IX TERMINATION................................................................................................ 31 9.1 Termination ............................................................................................... 31 9.2 Effect of Termination ................................................................................ 33 ARTICLE X SURVIVAL AND RELEASE ............................................................................. 33 10.1 Survival ...................................................................................................... 33 ARTICLE XI MISCELLANEOUS .......................................................................................... 34 11.1 Notices ........................................................................................................ 34 11.2 Amendments and Waivers ........................................................................ 35 11.3 Expenses .................................................................................................... 35 11.4 Successors and Assigns .............................................................................. 35 11.5 Governing Law .......................................................................................... 35 11.6 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial ......... 35 11.7 Counterparts ............................................................................................. 36 11.8 No Third Party Beneficiaries .................................................................... 36 11.9 Entire Agreement ...................................................................................... 36 11.10 Disclosure Schedules ................................................................................. 36 11.11 Captions ..................................................................................................... 37 11.12 Remedies .................................................................................................... 37 11.13 Severability ................................................................................................ 37 11.14 Interpretation ............................................................................................ 37 11.15 Prevailing Party ......................................................................................... 38 11.16 Further Assurances ................................................................................... 38 11.17 Personally Identifiable Information. ........................................................ 38 11.18 Limitation on Damages. ............................................................................ 39

-1- DE:4874-5111-0549.2 03703.004 ASSET PURCHASE AGREEMENT THIS ASSET PURCHASE AGREEMENT (the “Agreement”), dated as of November 30, 2023 (the “Signing Date”), is entered into by and among AMYRIS, INC. and AMYRIS CLEAN BEAUTY, INC. (together, “Seller”), each a debtor and debtor-in-possession in Case No. 23-11131 (TMH) (Jointly Administered) (the “Bankruptcy Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and THG BEAUTY USA, LLC (“Buyer”). Seller and Buyer are referred to herein as the “Parties”. Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in Article I. RECITALS A. Seller is in the business of developing, manufacturing, distributing, marketing and selling at retail and direct to consumers certain products under the brand name Biossance (the “Business”). B. Seller has obtained that certain Order Approving (a) Bid Procedures; (b) the Form and Manner of Notice; (c) the Procedures for Determining Cure Amounts for Executory Contracts and Unexpired Leases; and (d) Granting Related Relief by the Bankruptcy Court, which was entered in the Bankruptcy Case on October 16, 2023, as document No. 553 (the “Procedures Order”). Consistent with the Procedures Order, this Agreement is subject to higher and better bids for the Purchased Assets (as defined in Section 1.1 hereof), all as more particularly set forth in the Procedures Order. C. Seller desires to sell to Buyer, pursuant to section 363(f) of the Bankruptcy Code (as defined in Section 1.1) and with the approval of the Bankruptcy Court, certain of the assets of Seller used exclusively in connection with, arising out of or primarily relating to the operation of the Business, and Buyer desires to purchase such assets from Seller, all on the terms and conditions and as more particularly set forth in this Agreement. AGREEMENTS NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.1. “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with such specified Person. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether

DE:4874-5111-0549.2 03703.004 -2- through the ownership of voting securities, by contract or otherwise, or the power to elect more than fifty percent (50%) of the directors, managers, general partners, or persons exercising similar authority with respect to such Person. “Agreed Statement” has the meaning set forth in Section 7.1. “Agreement” has the meaning set forth in the Preamble hereto. “Allocation” has the meaning set forth in Section 7.2(c). “Alternative Transaction” means any transaction (or series of transactions), whether direct or indirect, whereby any Person or group of Persons (other than Buyer and its Affiliates) acquires (a) beneficial ownership of equity interests representing a majority of the voting power of any entity comprising Seller or (b) a material portion of the Purchased Assets, in each case whether by merger, sale of assets or equity, recapitalization, plan of reorganization or otherwise. “Ancillary Documents” means any agreements, instruments and documents delivered at the Closing pursuant to this Agreement. “Approval Order” has the meaning set forth in Section 6.6(a). “Assigned Contracts” has the meaning set forth in Section 2.1(c). “Assumed Liabilities” has the meaning set forth in Section 2.4(a). “Bankruptcy Case” has the meaning ascribed to such term in the Recitals. “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time. “Bankruptcy Court” has the meaning set forth in the Recitals. “Benefit Plan” means: (a) any material Employee Plan and (b) any material employment, severance or similar contract or arrangement (whether or not written) or agreement, arrangement, plan or policy (whether or not written) providing any compensation or benefits to any Employee (including any agreement, arrangement, plan or policy making available bonuses, equity awards, or deferred compensation) other than an Employee Plan, to which Seller has Liability. “Bill of Sale” has the meaning set forth in Section 3.2(b)(i). “Books and Records” means all of the books and records, in all formats (both tangible and intangible), used or maintained by or on behalf of Seller in connection with or otherwise related to the Business, including (a) executed copies of all of the written Assigned Contracts, (b) all equipment, product and other warranties pertaining to the Purchased Assets, (c) all technical information and any data, maps, computer files, diagrams, blueprints and schematics, (d) all filings made with or records required to be kept by any Governmental Entity (including all backup information on which such filings are based), (e) all research and development reports, (f) all

DE:4874-5111-0549.2 03703.004 -3- equipment and operating logs, (g) all financial and accounting records, (i) all employment records with respect to Transferred Employees, and (h) all creative, promotional or advertising materials. “Business” has the meaning set forth in the Recitals. “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks located in New York, New York are authorized or required by Law to close. “Buyer” has the meaning set forth in the Preamble hereto. “Buyer Benefit Plan” has the meaning set forth in Section 6.8(a). “Buyer Closing Certificate” has the meaning set forth in Section 8.2(c). “Charges” has the meaning set forth in Section 7.2(a). “Claim” means a “claim” as defined in section 101(5) of the Bankruptcy Code. “Closing” has the meaning set forth in Section 3.1. “Closing Date” has the meaning set forth in Section 3.1. “Closing Inventory” means only finished goods Inventory on hand as of 11:59 p.m. Pacific Time on the day immediately prior to the Closing Date, determined in accordance with GAAP, consistent with policies, calculations, and procedures used to prepare the June 30, 2023 financial statements, except that to the extent the policies, calculations and procedures applied to prepare the June 30, 2023 financial statements are not consistent with GAAP, GAAP shall take precedence and shall apply in full. Closing Inventory shall exclude (a) any expired Inventory, (b) any Inventory associated with discontinued stock-keeping units that are (or should be) designated as “inactive” on Seller’s inventory reports as of the Closing, (c) unfinished Inventory, and (d) rejected or defective Inventory. Notwithstanding the foregoing, unless Buyer notifies Seller that it believes a significant change to the Closing Inventory has occurred prior to the Closing (including due to casualty loss, material sale of inventory outside of the ordinary course of business or a similar event), in which case the Parties shall negotiate in good faith to determine the Closing Inventory, after completion of the Inventory count contemplated by Section 2.6 with respect to any portion of the Inventory, then the Inventory included in such Inventory count will constitute the Closing Inventory. Seller will promptly (and in any case within 24 hours of obtaining Seller’s Knowledge thereof) notify Buyer of any material change or event outside the ordinary course of business that may affect the quantity of any portion of the Closing Inventory following the completion of the Inventory count with respect to such Inventory. In such case, if Buyer so elects, then the Inventory count will be updated with respect to any such portion of the Inventory prior to the Closing and such updated number will be used to determine the Closing Inventory. “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. “Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of August 14, 2023, by and between Amyris, Inc. and THG PLC.

DE:4874-5111-0549.2 03703.004 -4- “Contract” means any written and legally binding agreement, contract, commitment or arrangement. “Contract Assignments” has the meaning set forth in Section 3.2(b)(ii). “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or variants thereof or related or associate epidemics, pandemics or diseases existing prior to the Closing Date. “Deposit” has the meaning set forth in Section 3.2(a)(i). “Employee” means any employee of Seller (whether salaried or hourly, and full-time or part-time), whether or not actively employed on the date hereof, including employees on vacation and leave of absence, including maternity, family, sick, military or disability leave. “Employee Plan” means any “employee benefit plan,” as defined in Section 3(3) of ERISA, that: (a) is subject to Title I of ERISA; (b) is maintained, administered or contributed to by Seller, or Seller with regard to any employee of Seller; and (c) covers any Employee. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder. “Excluded Assets” has the meaning set forth in Section 2.2. “Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Existence and Power), Section 4.2 (Authorization), Section 4.3 (Enforceability), clause (a)(i) of Section 4.4 (Noncontravention), Section 5.1 (Existence and Power), Section 5.2 (Authorization), Section 5.3 (Enforceability), Section 5.4 (Governmental and Third Party Authorizations), Section 5.5 (Noncontravention) and Section 5.6 (Brokers). “GAAP” means United States generally accepted accounting principles. “General Enforceability Exceptions” means general principles of equity and by bankruptcy, insolvency or similar Laws and general equitable principles affecting the rights of creditors generally. “Good Funds” is defined in Section 3.1 hereof. “Governmental Entity” means (i) any nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, foreign or domestic, (ii) any federal, state, local, municipal, or other government of the foregoing, (iii) any governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (iv) anybody (including any international or multinational body) exercising, or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal. “Intellectual Property” means: (a) trademarks, service marks, trade names, corporate names, and other indicia of source of origin, including all common law rights thereto and all

DE:4874-5111-0549.2 03703.004 -5- goodwill associated therewith and registrations and pending applications for registration thereof; (b) works of authorship, copyrights, and all applications and registrations thereof; (c) domain name registrations, domain names and URLs; (d) trade secrets, know-how, confidential or proprietary technical, business and other information, including processes, techniques, methods, formulae, designs, product specifications, algorithms, supplier information, prospect lists, customer lists, mailing lists, projections, analyses, market studies and similar proprietary items that are in Seller’s possession, and all rights therein and thereto; (e) inventions (whether patentable or unpatentable, and whether or not reduced to practice), invention disclosures, mask works, circuit designs and other designs, industrial design rights, discoveries, ideas, developments, data, database, and software; (g) all other proprietary and intangible rights; (f) all copies and tangible embodiments thereof (in whatever form or medium); and (g) social media accounts, including but not limited to the accounts of the Seller with Instagram, Twitter, Facebook, TikTok and any other social media sites, applications or platforms, and any and all handle names and direct links to each of such accounts and any and all content posted on or related to such accounts. “Inventory” has the meaning set forth in Section 2.1(b). “Inventory Adjustment Amount” means the amount equal to (a) $10,000,000 minus (b) the Closing Inventory. Notwithstanding the foregoing, the Inventory Adjustment Amount shall never be less than $0. “Law” means any statute, law, ordinance, code, rule or regulation of any Governmental Entity. “Liability(ies)” means with respect to any Person, any direct or indirect liabilities, obligations, commitments, indebtedness, claim, loss, damage, deficiency, assessment, fine, penalty, or responsibility of such Person of any kind or nature, whether fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, asserted or unasserted, due or to become due, accrued or unaccrued, vested or unvested, executory, determined, determinable, absolute, known or unknown, contingent or otherwise, regardless of whether or not the same is required to be accrued on any financial statements of such Person. “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, security interest, hypothecation, charge or any other similar encumbrance in respect of such property or asset. For the avoidance of doubt, “Lien” shall exclude any restrictions on transfer under securities Laws, this Agreement, any Ancillary Documents and any terms and conditions of any Organizational Document of Seller. “Material Adverse Effect” means any change, event, development, or effect that has a material adverse effect on the Business, assets, liabilities, financial condition or results of operations of Seller, taken as a whole; provided that none of the following shall be taken into account (either alone or in combination) in determining whether there is or has been a Material Adverse Effect: any adverse change, event, circumstance, or development arising from or relating to: (a) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of the Buyer; (b) any matter of which Buyer is aware on the date hereof; (c) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees,

DE:4874-5111-0549.2 03703.004 -6- customers, suppliers, distributors or others having relationships with Seller; (d) any failure of Seller to meet any internal or published projections, forecasts or revenue or earnings predictions; (c) general economic or political conditions; (e) conditions generally affecting the industries in which Seller is conducted; (f) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (g) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (h) any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (i) any natural or man-made disaster or acts of God; or (j) any epidemics, pandemics, disease outbreaks, or other public health emergencies including, without limitation, the SARS- COV-2 virus or the related COVID-19 pandemic; provided that in the cases of clauses (a) through (j) above, such change, event, development, or effect shall only be considered in determining whether a Material Adverse Effect has occurred if such change, event, development, or effect impacts Seller materially and disproportionately to the impact that such change, event, development, or effect generally has upon other Persons operating in the same or substantially similar industries or markets as Seller. For the avoidance of doubt, neither the filing of the Bankruptcy Case or any actions taken in furtherance of the Bankruptcy Case or the transactions contemplated by this Agreement, nor the consequences or effects of or changes or developments arising from the filing or any such actions shall be deemed to be or to give rise to a Material Adverse Effect for purposes of this Agreement. “Nonassignable Asset” has the meaning set forth in Section 2.3. “Order” means any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision issued, promulgated or entered by any Governmental Entity of competent jurisdiction. “Ordinary Course of Business” means, with respect to Seller and the Business, the ordinary course of business consistent with its past custom and practice. “Organizational Documents” means, with respect to any entity, as applicable, the certificate of incorporation, articles of incorporation, bylaws, articles of organization, partnership agreement, limited liability company agreement, formation agreement, joint venture agreement and other similar organizational documents of such entity (in each case, as amended through the date of this Agreement). “Outside Date” has the meaning set forth in Section 9.1(d). “Parties” has the meaning set forth in the Preamble hereto. “Permit” means any authorization, approval, consent, certificate, governmental license, registration, variance, exemption, waiver, permit or franchise of or from any Governmental Entity. “Permitted Liens” means the Liens set forth on Schedule 1.1(b). “Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity, or any other entity or body.

DE:4874-5111-0549.2 03703.004 -7- “Personally Identifiable Information” means any information that, alone or in combination with other information, identifies or permits the identification of, or contact with, any individual, including, without limitation, an individual’s name, address, date of birth, telephone number, e-mail address, IP address, mobile device identifier, geolocation, photograph, social security number or tax identification number, credit card number, bank information, or biometric identifiers. “Petition Date” means the date upon which the Bankruptcy Case was commenced. “Privacy Agreements” has the meaning set forth in Section 4.8. “Privacy and Information Security Policies” has the meaning set forth in Section 4.8. “Privacy Laws” has the meaning set forth in Section 4.8. “Procedures Order” is defined in the Recitals above. “Proceeding” means any suit, litigation, arbitration or other dispute resolution proceeding before any Governmental Entity. “Processing” has the meaning set forth in Section 4.8. “Promotional Materials” has the meaning set forth in Section 2.1(a). “Purchased Assets” has the meaning set forth in Section 2.1. “Purchase Price” has the meaning set forth in Section 2.5. “Representatives” of any Person shall mean the directors, managers, officers, employees, consultants, financial advisors, counsel, accountants and other representatives and agents of such Person and any successors in interest thereto. “Retained Liabilities” has the meaning set forth in Section 2.4(b) “Schedule Supplement” has the meaning set forth in Section 6.3. “Seller” has the meaning set forth in the Preamble hereto. “Seller Closing Certificate” has the meaning set forth in Section 8.1(d). “Seller Closing Notice” has the meaning set forth in Section 9.1(f). “Seller Disclosure Schedules” means the disclosure schedules delivered by Seller concurrently with the execution and delivery of this Agreement. “Seller’s Knowledge” or any similar phrase means the actual, current knowledge of Catherine Gore only. For the avoidance of doubt, such individual shall not have any personal liability or obligations regarding such knowledge.

DE:4874-5111-0549.2 03703.004 -8- “Tax” or “Taxes” means all U.S. federal, state, provincial, local and foreign income, profits, franchise, license, gross receipts, occupation, premium, windfall profits, environmental, customs, duties, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, ad valorem, recapture, unclaimed property, escheat, personal and real property, withholding, excise, production, transfer, alternative minimum, registration, value added, occupancy, estimated and other taxes, charges, fees, levies, or other like assessments, including any interest, penalty, or addition thereto, whether disputed or not. “Tax Returns” any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Trademarks” means any and all trade names, corporate names, logos, slogans, trade dress, trademarks, service marks, and other source or business identifiers and general intangibles of a like nature, and trademark and service mark registrations and applications therefor and all goodwill associated with the foregoing, whether protected, created, or arising under the laws of the United States (including common law) or any other jurisdiction or under any international convention. “Trade Payables” means all trade payables incurred by Seller in the ordinary course of business. “Transactions” means the transactions contemplated by this Agreement and any Ancillary Document. “Transfer Taxes” means sales, use, transfer, real property transfer, recording, documentary, stamp, registration and stock transfer Taxes and any similar Taxes. “Transition Services Agreement” is defined in Section 3.2(b)(vi) below. “U.S.” or “United States” means the United States of America. ARTICLE II PURCHASE AND SALE 2.1 Purchased Assets. Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens (other than Permitted Liens), as provided in the Approval Order, all of Seller’s right, title and interest in and to only the following-described assets of Seller owned or held for use or used in the Business, wherever located (collectively, the “Purchased Assets”), but excluding all of the Excluded Assets: (a) all informational, marketing and promotional materials which relate exclusively to the Business (collectively, the “Promotional Materials”); (b) all finished goods, work in process, raw material inventory, and all other inventory to the extent held by Seller exclusively for sale by or use in the manufacturing process or in the operation of the Business, including all inventory in-transit, in-process, in warehouse or

DE:4874-5111-0549.2 03703.004 -9- distribution centers, rejected inventory and customer inventory returns (“Inventory”), which Inventory is further described on Schedule 4.7; (c) all of Seller’s rights under the Contracts identified on Schedule 2.1(c) (collectively, the “Assigned Contracts”), subject to the provisions of Section 2.3; (d) all of Seller’s rights relating to those deposits and prepayments with respect to the Assigned Contracts and other prepaid items of the Business which are specifically listed on Schedule 2.1(d), but subject in all cases to updating by Seller prior to the Closing to reflect activity in the Business or changes to such amounts occurring during the period following mutual execution and delivery of this Agreement; (e) those Permits which both relate exclusively to the Business and are specifically listed or described on Schedule 2.1(e), but in each case, only to the extent transferrable and assignable; (f) all warranties (express and implied) relating exclusively to the Purchased Assets that continue in effect with respect to any Purchased Asset (including, without limitation, warranties provided for under any Assigned Contract), but, in each case, only to the extent assignable; (g) such Intellectual Property as is used exclusively in connection with the Business or otherwise listed or described on Schedule 2.1(g) hereto, but in all cases only to the extent of Seller’s interest therein and only to the extent transferable including, without limitation, the goodwill of the Business and the right to carry on the Business under the name “Biossance”; (h) all office and other equipment related exclusively to the Business and located at a property occupied by the Seller or the Business or in the personal possession of a Transferred Employee on the Closing Date; (i) all rights to the websites, domain names, telephone and facsimile numbers and e-mail addresses primarily related to the Business or the Purchased Assets; (j) all accounts receivable and all notes receivable of Seller from customers of the Business and all rights and causes of action pertaining to the collection of the foregoing, including those listed or described on Schedule 2.1(j); (k) all personal property that would otherwise constitute Purchased Assets under any of the clauses (a) through (h) above, that are located at or in situ at customers and distributors of the Sellers or their Affiliates; (l) all Books and Records, and any portions thereof, to the extent relating exclusively to the Business; (m) all computer hardware, firmware, databases, software, systems, information technology infrastructure, networks, and other similar or related items of automated, computerized or software systems, infrastructure, and telecommunication assets and equipment owned or used by or for Seller, whether or not outsourced, as set forth on Schedule 2.1(m), in each case to the

DE:4874-5111-0549.2 03703.004 -10- extent primarily related to the Business, together with all associated data, databases, and data warehouses to the extent primarily related to the Business; and (n) all rights of Seller under non-disclosure or confidentiality, noncompete, or nonsolicitation agreements with current or former employees, officers, directors, consultants, independent contractors and agents of Seller and any other third party or any such agreement to which Seller is a beneficiary, in each case, if such agreement is an Assigned Contract. 2.2 Excluded Assets. Notwithstanding anything herein to the contrary, from and after the Closing, Seller shall retain all of its right, title and interest in and to, and there shall be excluded from the sale, conveyance, assignment or transfer to Buyer hereunder, and the Purchased Assets shall not include any asset or property whatsoever not specifically included therein pursuant to Section 2.1 above, which excluded assets and properties shall include the following assets and properties (such retained assets and properties being collectively referred to herein as the “Excluded Assets”): (a) all cash and cash equivalents (including bank account balances, certificates of deposit and other time deposits and petty cash) and marketable and other securities; (b) all rights under this Agreement and each Ancillary Document; (c) [Reserved]; (d) all cash deposits and prepaid items relating to or arising in connection with the operation of the Business, other than those described in Section 2.1(d); (e) all of the equity interests in Seller and its subsidiaries or other Affiliates; (f) all Benefit Plans (including all trusts, insurance policies and administration service Contracts related thereto), and all assets in respect of any Benefit Plan; (g) any Contracts between Seller, on the one hand, and any of its Affiliates, on the other hand, other than any specifically set forth on Schedule 2.1(c) (as the same may be modified and amended pursuant to Section 2.3 hereof), and any accounts or notes receivable due from any Affiliate of Seller; (h) any Contract to which Seller is a party that (i) is not an Assigned Contract or (ii) is an Assigned Contract but is not assumable and assignable pursuant to the terms thereof or as a matter of applicable law (including, without limitation, any Assigned Contract with respect to which any consent requirement in favor of the counter-party thereto is not satisfied and may not be overridden pursuant to Section 365 of the Bankruptcy Code) (collectively, “Excluded Contracts”); (i) the organizational documents, minute books, member ledger, books of account or other records having to do with the limited liability company organization of Seller, and all employee related files or records, other than records related to Transferred Employees;

DE:4874-5111-0549.2 03703.004 -11- (j) all Tax assets (including Tax refunds and prepayments) and Tax Returns of Seller or any of its Affiliates for any period including, with respect to the Purchased Assets or the Business, for taxable periods ending on or prior to the Closing Date; (k) any Books and Records which Seller is required by applicable Law to retain; (l) all insurance policies of Seller, and all benefits, rights and claims and proceeds thereunder; (m) all refunds for prepaid insurance premiums or insurance prepayments; (n) all claims or causes of action of Business, including all preference or avoidance claims and actions of Seller, including, without limitation, any such claims and actions arising under Sections 544, 547, 548, 549, and 550 of the Bankruptcy Code; (o) any personal property held by Seller pursuant to any Contract which is not an Assigned Contract or, in any event, where Buyer does not assume the underlying Contract relating to any such personal property at the Closing, other than as provided under Section 2.1(k); (p) any software or other items of intangible property (including Intellectual Property) held by Seller pursuant to any license or other Contract which is not an Assigned Contract or, in any event, where Buyer does not assume the underlying license or other Contract relating to any such intangible personal property at the Closing; and (q) any assets specifically set forth or described on Schedule 2.2(q). 2.3 Nonassignable Assets; Deemed Consent; Additional Excluded Assets. (a) Nonassignable Assets. Nothing in this Agreement, the Bill of Sale or the Contract Assignments or the consummation of the transactions contemplated hereby or thereby shall be construed as an attempt or agreement to assign or transfer any Purchased Asset (including any Assigned Contract or Permit) to Buyer which by Law is not assignable or transferable without a consent or is cancelable by a third party in the event of an assignment or transfer (a “Nonassignable Asset”), unless and until such consent shall have been obtained (including by virtue of the effect of the Approval Order rendering certain consents to be unnecessary) or Law satisfied. Seller and Buyer shall use diligent and commercially reasonable efforts to obtain any consent that may be required and satisfy any Law necessary to the assignment or transfer of a Nonassignable Asset to Buyer, and Seller shall take all such commercially reasonable actions as may be necessary to effect the assignment or transfer of the Nonassignable Asset (provided, for the avoidance of doubt, Seller shall not be required to make such or similar efforts with respect to the transfer of any customer lists that may be included among the Purchased Assets). Unless and until any such consent that may be required is obtained or Law satisfied, Seller shall establish an arrangement reasonably satisfactory to Buyer under which Buyer would obtain the claims, rights and benefits and assume the corresponding liabilities and obligations under such Nonassignable Asset (including by means of any subcontracting, sublicensing or subleasing arrangement) or under which Seller would enforce for the benefit of Buyer, with Buyer assuming and agreeing to pay Seller’s obligations and reasonable expenses, any and all claims, rights and benefits of Seller against a third party thereto. Seller shall promptly pay over to Buyer all payments received by

DE:4874-5111-0549.2 03703.004 -12- such Seller in respect of all Nonassignable Assets. If and when the applicable consents or approvals, the absence of which caused the deferral of transfer of any Nonassignable Asset pursuant to this Section, are obtained, the transfer of the applicable Nonassignable Asset to Buyer shall automatically and without further action be effected in accordance with the terms of this Agreement. (b) Deemed Consent. In connection with the Approval Order (or, as necessary in one or more separate motions), Seller shall request that by providing adequate notice of its intent to assume and assign any Assigned Contract, if any, the Bankruptcy Court shall deem any non- debtor party to such Assigned Contract that does not file an objection with the Bankruptcy Court during the applicable notice period to have given any required consent to the assumption of the Assigned Contract by Seller and assignment to Buyer if, and to the extent that, pursuant to the Approval Order or other order of the Bankruptcy Court, Seller is authorized to assume and assign such Assigned Contract to Buyer and Buyer is authorized to accept such Assigned Contract pursuant to Section 365 of the Bankruptcy Code. (c) Additional Excluded Assets. Notwithstanding any other provision of this Agreement to the contrary, until three (3) business days prior to the Closing, Buyer will have the right, in its sole and absolute discretion, to provide written notice to Seller of Buyer’s election to designate any right, property, interest, Contract or other asset (or portion thereof) as an Excluded Asset (including any such asset that was immediately prior to such designation an Purchased Asset), and upon such designation such asset will constitute an Excluded Asset for all purpose of this Agreement. If Buyer exercises its rights in this Section to designate any right, property, interest, Contract, or other asset (or portion thereof) as an Excluded Asset, then the Parties acknowledge and agree that there will be no increase or reduction in (and such designation shall not otherwise affect) the Purchase Price, except as set forth herein or as relates to any change in the Assumed Liabilities, as a result of such designation or change in designation, nor will there be any delay of the Closing, and Buyer shall bear the cost of disposing of any such Excluded Asset that constitutes tangible property. 2.4 Liabilities. (a) Subject to the terms and conditions of this Agreement, at the Closing, Buyer shall assume and agree to perform, pursuant to the Bill of Sale and the Contract Assignments, as applicable, the following Liabilities of Seller (collectively, the “Assumed Liabilities”): (i) to the extent not cancelled prior to Closing, all Liabilities under the outstanding purchase orders of the Business relating exclusively to Biossance listed on Schedule 2.4(a)(i) subject to a cap of (i) one million one hundred thousand United States Dollars ($1,100,000.00) relating exclusively to the Sephora 300 point campaign and (ii) one million six hundred and three thousand United States Dollars ($1,603,000.00) relating to all other campaigns; (ii) all Liabilities arising after the Closing Date with respect to the Purchased Assets or Buyer’s operation of the Business solely to the extent such liabilities and obligations arise entirely from the operation of the Business by Buyer after the Closing; and

DE:4874-5111-0549.2 03703.004 -13- (iii) obligations to customers of the Business for refunds, rebates, returns, discounts and the like existing after the Closing Date, solely to the extent such obligations arise entirely from the operation of the Business by the Buyer after Closing. (b) Except for the Assumed Liabilities described in Section 2.4(a), Buyer shall not assume, nor be obligated to pay, perform, satisfy or discharge, any Liability, Claim against or obligation of Seller or any Affiliate of Seller and Buyer will not assume and will not be responsible to pay, perform, or discharge any Liabilities of Seller or any of its Affiliates or the Business or relating to the Purchased Assets of any kind or nature whatsoever other than the Assumed Liabilities. All such other Liabilities, Claims and obligations, whether known or unknown, direct or contingent, in litigation or threatened, or not yet asserted, shall be retained by and remain obligations and Liabilities of Seller (collectively, such Liabilities other than Assumed Liabilities, the “Retained Liabilities”). 2.5 Purchase Price. Subject to the provisions of this Agreement, the aggregate consideration to be paid by Buyer to Seller for the Purchased Assets shall be the sum of (a) twenty million United States Dollars ($20,000,000.00) in cash subject to and as adjusted pursuant to the terms of this Agreement plus (b) the assumption of the Assumed Liabilities minus (c) the Inventory Adjustment Amount (collectively, the “Purchase Price”). The cash portion of the Purchase Price shall be paid as and when and otherwise in accordance with the provisions of Section 3.2(a). 2.6 Inventory Adjustment Procedures. Prior to the Closing, the Parties will engage KPMG LLP (or, if KPMG LLP is unable to serve in such capacity, a nationally recognized firm of independent inventory auditors mutually agreed by Buyer and Seller) (the “Independent Auditor”) to determine the Closing Inventory in accordance with the guidelines and procedures set forth in this Agreement. The Independent Auditor will act as an expert and not as an arbitrator. The Independent Auditor will conduct an audit of the Inventory beginning on the fifth Business Day immediately preceding the anticipated Closing Date (as reasonably agreed by the Parties) and determine the Closing Inventory. The Buyer will have the right to have an observer attend all of the Independent Auditor’s inspections at any location, including third party logistics providers, and will be entitled to receive prior notice of any such physical inspection as soon as it is scheduled with the expert, and no later than five (5) business days prior to any such inspection. The Parties will instruct the Independent Auditor to complete such audit no later than two (2) business days prior to the Closing Date. The Parties will reasonably cooperate with the Independent Auditor during the term of its engagement to facilitate the prompt completion of such audit, including by coordinating with any third parties that may hold Inventory. The Independent Auditor will produce a statement setting forth the Closing Inventory (the “Inventory Statement”) with reasonable supporting detail, including the types, locations and amounts of the Inventory taken into account in determining the Inventory Statement. The Inventory Statement will be delivered to the Parties at the same time by the Independent Auditor and the Closing Inventory set forth therein will be final and binding on, and non-appealable by, the Parties absent manifest typographical or mathematic error, and subject to recount and updating as provided in the definition of “Closing Inventory”. Buyer will be responsible for paying the costs and expenses of engaging the Independent Auditor and completing the audit contemplated by this Section 2.6. 2.7 Withholding. Notwithstanding any provision hereof to the contrary, each of Buyer, Seller, and any of their Affiliates shall be entitled to deduct and withhold from any

DE:4874-5111-0549.2 03703.004 -14- consideration otherwise payable under the terms of this Agreement such amounts as it is required to deduct and withhold pursuant to any provision of Law, including those related to or regarding Taxes; provided that no such withholding shall apply to any payments to Seller hereunder unless Buyer has provided Seller with at least ten (10) days’ advance written notice of Buyer’s intent to withhold and Buyer reasonably cooperates with Seller to minimize or eliminate such withholding. To the extent that amounts are so deducted and withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. ARTICLE III CLOSING; PAYMENT OF PURCHASE PRICE 3.1 Closing. Unless this Agreement shall have been terminated in accordance with Section 9.1, the Parties shall consummate the transactions contemplated by this Agreement (the “Closing”), as promptly as practicable but in no event later than three (3) business days after the date on which all conditions set forth in Article VIII (except those conditions that are to be satisfied at Closing) have been satisfied (or waived by the Party entitled to the benefit of the same), with such Closing to occur at 10:00 a.m., Eastern Time, or at such other place, date and time as the Parties shall mutually agree in writing (the date on which the Closing occurs, the “Closing Date”). The Closing shall take place via wire transfer of immediately available good funds of the U.S. (“Good Funds”) and electronic exchange of executed documents and other closing deliveries via email on the Closing Date. 3.2 Closing Deliveries. (a) Payment of Purchase Price. (i) Prior to the mutual execution and delivery of this Agreement, Buyer delivered to counsel for Seller, Pachulski Stang Ziehl & Jones LLP, an amount equal to two million United States Dollars ($2,000,000.00) (the “Deposit”) by wire transfer of Good Funds, which such counsel shall hold in a trust account subject to the terms hereof concurrently with the mutual execution and delivery of this Agreement. The Deposit shall be held by Seller’s counsel and released as follows: (1) at the Closing, the Deposit shall be credited and applied toward payment of the Purchase Price (and paid to in accordance with the terms herein); (2) if Seller terminates this Agreement prior to Closing pursuant to Section 9.1(c) or Section 9.1(f) (each, a “Buyer Default Termination”), then the Deposit shall become nonrefundable and shall be paid to Seller for Seller’s own account; and (3) if this Agreement is terminated prior to Closing by Buyer or by Seller for any reason other than a Buyer Default Termination, then the Deposit shall be returned to Buyer. If this Agreement is terminated pursuant to clause (3) of the foregoing sentence, then each of Buyer and Seller shall promptly (and in any case within three (3) business days) execute joint written instructions to instruct Seller’s counsel to release the Deposit (including with all interest earned thereon) to Buyer (by wire transfer of immediately available Good Funds to an account or accounts directed by Buyer in writing) as promptly as reasonably practicable, and each Party will cooperate with all reasonable requests of the other Party to effect such release. The Parties agree that the payment of the Deposit to Seller as a result of a Buyer Default Termination shall be the sole and exclusive remedy with respect to a Buyer Default Termination.

DE:4874-5111-0549.2 03703.004 -15- (ii) At the Closing, Buyer shall authorize Seller’s counsel in writing to deliver the Deposit to Seller, as provided in Section 3.2(a)(i)(1). (iii) At the Closing, Buyer shall pay and deliver to Seller, by wire transfer of Good Funds to one or more accounts designated by Seller, an amount equal to (A) the cash portion of the Purchase Price minus (B) the amount of the Deposit. (b) Deliveries by Seller at the Closing. At the Closing, Seller shall deliver to Buyer the following: (i) a Bill of Sale or similar document, in form and content reasonably acceptable to Buyer and Seller (the “Bill of Sale”), duly executed by Seller; (ii) one or more Assignment and Assumption Agreements or similar documents, in form and content acceptable to Buyer in its sole and reasonable discretion, with respect to the Assigned Contracts, including, without limitation, an assignment of any real property leases included among the Assigned Contracts (collectively, the “Contract Assignments”), duly executed by Seller; (iii) an Assignment of Intellectual Property, Trademarks and domain names, in form and content acceptable to Buyer, in its sole and reasonable discretion, duly executed by Seller; (iv) the Seller Closing Certificate; (v) a properly completed and duly executed IRS Form W-9 by Seller; and (vi) a Transition Services Agreement in form and content acceptable to Buyer and Seller relating to services to be rendered by the Parties to each other on the terms set forth therein following the Closing, which services shall include, but not be limited to, all services necessary to operate the Business, including the Businesses’ website and finance functions (the “Transition Services Agreement”) duly executed by Seller. (c) Deliveries by Buyer at the Closing. At the Closing, Buyer shall deliver to Seller the following: (i) the Bill of Sale, duly executed by Buyer; (ii) the Contract Assignments, duly executed by Buyer; (iii) the Buyer Closing Certificate; and (iv) the Transition Services Agreement duly executed by Buyer.

DE:4874-5111-0549.2 03703.004 -16- ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER Except as set forth in the Seller Disclosure Schedules, which exceptions or disclosures set forth therein will be deemed to be a part of the representations and warranties made hereunder, Seller hereby represents and warrants to Buyer as follows: 4.1 Existence and Power. Each entity comprising part of Seller is an entity that is duly organized, validly existing, and in good standing under the Laws of the state where organized. Seller has all requisite entity power and authority required to own, lease, or, subject to the provisions of the Bankruptcy Code applicable to debtors in possession, operate the properties and assets now owned, leased or operated by it and to carry on its business as presently conducted. Seller is duly qualified to transact business and is in good standing (or the equivalent thereof, if applicable) to transact business in each jurisdiction in which the nature of the business currently conducted by it requires such qualification. 4.2 Authorization. Subject to entry of the Approval Order, Seller has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement and each Ancillary Document to which Seller is a party. The execution, delivery and performance by Seller of this Agreement and such Ancillary Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Seller. 4.3 Enforceability. This Agreement has been duly executed and delivered by Seller. Upon entry of the Approval Order, this Agreement shall constitute (and each Ancillary Document to which Seller is or will be a party will constitute at or prior to the Closing) a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, assuming that this Agreement and such Ancillary Documents, where applicable, have been duly executed by the other parties thereto. 4.4 Noncontravention. Subject to entry of the Approval Order, the execution, delivery and performance by Seller of this Agreement or any Ancillary Documents, and the consummation of the transactions contemplated hereby will not (a) violate or conflict with the Organizational Documents of Seller, (b) violate any Law or any Order, in each case applicable to Seller, (c) constitute a default under, or give rise to termination, cancellation or acceleration of any right or obligation of Seller under, or to a loss of any benefit to which Seller is entitled under any Assigned Contract binding upon Seller, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Seller. Except for the Approval Order and as may be required under state securities Laws, no permit, consent, approval or authorization of, notice or declaration to, or filing or registration with any Governmental Entity is required to be made or obtained by Seller in connection with the consummation of the transactions contemplated by this Agreement or any Ancillary Document. 4.5 Proceedings. There are no Proceedings (other than the Bankruptcy Case) pending or, to Seller’s Knowledge, threatened in writing by or against Seller that seek or otherwise are reasonably expected to (x) materially adversely affect the ability of Seller to consummate the

DE:4874-5111-0549.2 03703.004 -17- transactions contemplated by this Agreement and the Ancillary Documents or (y) prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. 4.6 Brokers. Except for Intrepid Investment Bankers LLP (whose fees shall be paid by Seller pursuant to a separate agreement), no broker, finder, financial advisor or other intermediary is or will be entitled to any fee or commission from Seller in connection with the transactions contemplated by this Agreement. 4.7 Inventory. Schedule 4.7 sets forth a description in reasonable detail of the Inventory of the Business, including the amount and value thereof, as of (i) October 31, 2023, based on the Seller’s Books and Records, and (ii) December 11, 2023, based on Buyer’s diligence. To Seller’s Knowledge, the Inventory described on Schedule 4.7 solely with respect to the Inventory of the Business as of October 31, 2023 based on the Seller’s Books and Records consists of a quality and quantity usable and salable by the Business in the Ordinary Course of Business. 4.8 Privacy and Security. With respect to the Purchased Assets and the Business, the Sellers are, and at all times has been, in material compliance with (a) all applicable Laws pertaining to (i) privacy, data security, cyber security, data protection, security incident notification, electronic and telephonic communications, and e-commerce, and (ii) the access, acquisition, collection, use, recording, organization, structuring, adaptation, alteration, retrieval, combination, erasure, storage, retention, sharing, distribution, transfer, disclosure, destruction, disposal or any other processing (referred to collectively in this Agreement as “Processing”) of Personally Identifiable Information ((i) and (ii) together “Privacy Laws”); (b) all Contracts (or portions thereof) to which the Sellers are a party that are applicable to the Processing of Personally Identifiable Information (collectively, “Privacy Agreements”); and (c) all applicable Seller privacy policies, privacy notices, and representations related to the Sellers’ Processing of or the security of Personally Identifiable Information (“Privacy and Information Security Policies”). With respect to the Purchased Assets and the Business, at all times, the Sellers have taken commercially reasonable steps (including, without limitation, implementing, maintaining, and monitoring compliance with government-issued or industry standard measures with respect to administrative, technical and physical security) to protect the confidentiality, integrity, and security of all Personally Identifiable Information and confidential information used in the Business in their possession or control against damage, loss, and against unauthorized access, acquisition, use, modification, disclosure, processing, or other misuse. Neither the execution, delivery, or performance of this Agreement or the other operative documents nor the consummation of the transactions contemplated in this Agreement or the other operative documents, or the transfer of any or all Personally Identifiable Information to Buyer and Buyer’s Processing of any or all of such transferred Personally Identifiable Information in a materially similar manner as the Sellers at the time immediately preceding the Closing will violate any Privacy Laws, Privacy Agreements, or Privacy and Information Security Policies. 4.9 Permits; Compliance with Law. (a) Seller possesses all Permits required to conduct and operate the Business in a manner consistent with the pre-Petition Date practices of Seller. Except as set forth on Schedule 4.9(a), no written notice of violation of any Permit has been received from any Governmental Entity, and no Proceeding is pending seeking to revoke or limit any such Permit.

DE:4874-5111-0549.2 03703.004 -18- (b) Except as set forth on Schedule 4.9(b), Seller and each of its Affiliates is conducting its business and activities in compliance with all applicable Laws, including all labor, employee benefits (including ERISA), environmental, international trade, anticorruption and privacy Laws, in all material respects. During the past three (3) years, neither Seller nor any of its applicable Affiliates has received any unresolved written notice from a Governmental Entity alleging that any of Seller or its Affiliates is in violation of any applicable Law, except for any such violation that would not reasonably be expected to, individually or in the aggregate, be material to the Business, taken as a whole. All accounting and financial books and records of Seller and its subsidiaries have been fully, properly and accurately kept and are complete and accurate, in each case in all material respects. 4.10 Sufficiency of Assets. (a) Seller owns and has good and marketable title to, or have the right to use, the Purchased Assets. (b) Together with the services to be provided by Seller under the Transition Services Agreement, the Purchased Assets constitute all of the material assets, properties and rights owned, leased or licensed by Seller that are used, held for use, or otherwise related to the Business as presently conducted and, in together with the services to be provided by Seller under the Transition Services Agreement, are sufficient to operate the Business immediately after the Closing in all material respects as the Business is presently conducted in the ordinary course of business. 4.11 Exclusivity of Representations and Warranties. Except as set forth in this Article IV, neither Seller nor any other Person is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to Seller, the Purchased Assets or the Business (including any relating to financial condition, results of operations, assets or liabilities of Seller), and Seller hereby disclaims any such other representations or warranties. Without limiting the generality of the foregoing, neither Seller nor any other Person on behalf of Seller has made or makes, and Seller hereby expressly disclaims, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets provided to or made available to Buyer, its Affiliates or any of their respective Representatives (including the reasonableness of the assumptions underlying any of the foregoing). ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER Buyer hereby represents and warrants to Seller as follows: 5.1 Existence and Power. Buyer is an entity duly organized, validly existing, and in good standing under the Laws of the state where organized. 5.2 Authorization. Buyer has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement and each Ancillary Document to which Buyer is a party or subject. The execution, delivery, and performance by Buyer of this Agreement and such Ancillary Documents and the consummation of the transactions contemplated hereby and

DE:4874-5111-0549.2 03703.004 -19- thereby (a) are within Buyer’s powers and (b) have been duly authorized by all necessary action on the part of Buyer. 5.3 Enforceability. This Agreement has been duly executed and delivered by Buyer. This Agreement constitutes (and each Ancillary Document to which Buyer is or will be a party will constitute at or prior to the Closing) a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, assuming that this Agreement and such Ancillary Documents, where applicable, have been duly executed by the other parties thereto. 5.4 Governmental and Third Party Authorizations. No consent, approval or authorization of, declaration to or filing or registration with, any Governmental Entity or any other Person is required to be made or obtained in connection with the execution, delivery and performance by Buyer of this Agreement or any Ancillary Document or the consummation by Buyer of the transactions contemplated by this Agreement or any Ancillary Document. 5.5 Noncontravention. The execution, delivery and performance by Buyer of this Agreement or any Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby, will not (a) violate the Organizational Documents of Buyer, (b) violate any Law or Order, in each case applicable to Buyer, or (c) constitute a default under, or give rise to termination, cancellation or acceleration of any right or obligation of Buyer or to a loss of any benefit to which Buyer is entitled, under any contract, agreement, instrument, commitment or arrangement binding upon Buyer. 5.6 Brokers. Except for any whose fee or commission would be borne and paid separately by Buyer and at Buyer’s sole cost, no investment banker, broker, finder or other intermediary is or will be entitled to any fee or commission from Buyer or any of its Affiliates in connection with the transactions contemplated by this Agreement or any of the Ancillary Documents. 5.7 Proceedings. There are no, and in the past three (3) years there have been no, Proceedings pending or, to the knowledge of Buyer, threatened against Buyer or any of its Affiliates that seek or otherwise are reasonably expected to (x) materially adversely affect the ability of Buyer to consummate the transactions contemplated by this Agreement and the Ancillary Documents or (y) prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. 5.8 Financial Capability. (a) Sufficient Funds. Buyer has, and will have on the Closing Date, unrestricted funds available sufficient to consummate the transactions contemplated by this Agreement, including to make all payments at the Closing contemplated by Section 3.2(a), including payment of the Purchase Price. Buyer has, and at the Closing will have, the resources and capabilities (financial or otherwise) to perform all of its obligations hereunder. (b) Obligations Not Conditioned on Financings. In no event shall the receipt or availability of any funds by Buyer or any Affiliate or any other financing be a condition to any of Buyer’s obligations under this Agreement. Buyer understands and acknowledges and agrees that under the terms of this Agreement, Buyer’s obligation to consummate the transactions

DE:4874-5111-0549.2 03703.004 -20- contemplated by this Agreement is not in any way contingent upon or otherwise subject to Buyer’s consummation of any financing arrangements, Buyer’s obtaining any financing, or the availability, grant, provision or extension of any financing (whether equity, debt or otherwise) or similar accommodation to Buyer. 5.9 Solvency. Buyer is solvent (a) as of the date of this Agreement and (b) at and immediately after the Closing, after giving effect to the transactions contemplated hereby (including the payment of the Purchase Price and all other amounts required to be paid, borrowed or refinanced in connection with the consummation of the transactions contemplated by this Agreement and all related fees and expenses). 5.10 Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of Seller, the Business, the Purchased Assets and the Assumed Liabilities, and acknowledges that it has been provided adequate access to the personnel, properties, premises, and other documents and data of Seller for such purpose. Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and consummate the transactions contemplated by this Agreement, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in Article IV of this Agreement (including related portions of the Seller Disclosure Schedules); and (b) neither Seller nor any other Person has made any representation or warranty as to Seller, the Business, the Purchased Assets or the Assumed Liabilities, except as expressly set forth in Article IV of this Agreement. Buyer will accept the Purchased Assets at the Closing “AS IS, “WHERE IS,” and “WITH ALL FAULTS.” In connection with Buyer’s investigation of Seller, Buyer and its Affiliates may have received from or on behalf of Seller certain estimates, projections, forecasts and plans, including projected statements of operating revenues and income from operations of Seller and certain business plan information of Seller. Buyer acknowledges that there are uncertainties inherent in attempting to make any such estimates, projections and other forecasts and plans, that Buyer is familiar with such uncertainties, that Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that Buyer shall have no claim against Seller or any of its Affiliates or any Representatives of any of the foregoing with respect thereto. 5.11 Exclusivity of Representations and Warranties Except as set forth in this Article V, neither Buyer nor any other Person is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, relating to Buyer or its Affiliates, and Buyer hereby disclaim any such other representations or warranties. ARTICLE VI PRE-CLOSING COVENANTS 6.1 Conduct of Business. Subject to the requirements of the Bankruptcy Code and as Buyer may otherwise consent to in writing (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof through the Closing: (a) Seller shall use reasonable efforts:

DE:4874-5111-0549.2 03703.004 -21- (i) (A) to continue to operate the Business in the Ordinary Course of Business, including by maintaining Inventory levels consistent with historical levels (and consistent with changes due to normal historical seasonality) and taking such steps as are reasonably necessary to facilitate the continued operation of the Business in the Ordinary Course of Business (but including the Seller’s practice in light of the pendency of the Bankruptcy Case) by Buyer from and after the Closing; provided, however, that in relation to sales of Inventory, any discounts on sales of Inventory are in accordance with historical practice prior to the date of the Procedures Order; and (B) use commercially reasonable efforts to maintain and preserve intact in all material respect its rights, goodwill and other relationships with employees (other than employees that are not expected to become Transferred Employees), customers, suppliers, Governmental Entities and other Persons having material business relationships with Seller and its Affiliates relating to the Business; (ii) to perform all of its obligations under all Assigned Contracts (but, specifically excluding the obligation to pay any cure amounts owing to the counterparties thereto); (iii) to maintain its Books and Records in accordance with past practice; (iv) to continue to sell Inventory in accordance with historical practice prior to the date of the Procedures Order; and (v) to comply in all material respects with all applicable Laws, including all Laws and regulations set forth by the Federal Drug Administration. (b) Seller shall not (and shall cause its Affiliates not to): (i) sell, lease, license, transfer, distribute, pledge, dispose of, waive any rights to, abandon, allow to lapse or expire, assign, encumber or take or fail to take any action that would result in the imposition of any Lien (other than a Permitted Lien) on any of its properties or assets that are related to the Business except dispositions of Inventory (including by lease) at pricing levels and on terms otherwise consistent with past practices and, with the consent of Buyer, dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the Business, in each case in the Ordinary Course of Business; (ii) make any material increase to the base compensation of any of its directors, managers, Employees, or officers, except in the Ordinary Course of Business (but including the Seller’s practice in light of the pendency of the Bankruptcy Case), except as may be required by any Law or Contract; (iii) enter into any employment Contract or collective bargaining agreement; (iv) terminate any Assigned Contract (other than upon any expiration of the term of any Assigned Contract), materially amend any Assigned Contract, or enter into any Contract that would be an Assigned Contract if such Contract was in effect on the date hereof, in each case, other than in the Ordinary Course of Business (but including the Seller’s practice in light of the pendency of the Bankruptcy Case);

DE:4874-5111-0549.2 03703.004 -22- (v) modify in any material respect its current practices with respect to (A) receivables from the Business, (B) Trade Payables, or (C) credit and financing arrangements with customers of the Business, including by accelerating receivables, offering discounts or other incentives to induce payment, changing cash management practices; for the avoidance of doubt, Seller will not sell any accounts or notes receivable under any “factoring” or similar agreement or arrangement; (vi) settle any pending or threatened Claim against Seller or any of its Affiliates, subsidiaries or brands that would be a Purchased Asset or the settlement of which would result in an Assumed Liability; (vii) waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or other individual service provider, in each case that provided material services to the Business; (viii) (A) transfer, assign, abandon, dispose, permit to lapse or grant any license or sublicense of, or any rights to use, any rights under or with respect to any Intellectual Property, other than pursuant to license agreements entered into in the ordinary course of business; (B) take any action or knowingly fail to take any action that would reasonably be expected to result in the abandonment, cancellation or unenforceability of any material Intellectual Property; or (C) enter into any settlement regarding breach or infringement of any Intellectual Property that would be material to the Business, taken as a whole, or would result in an Assumed Liability; or (ix) agree to do any of the foregoing. (c) The provisions of this Section 6.1 are not intended to be, nor will they be construed as, an endeavor on the part of Seller or Buyer to implement the transactions contemplated hereunder prior to the Closing (and satisfaction of the conditions in Article VIII), and the Parties agree that Buyer will not prior to the Closing be entitled to exercise any control over the business or affairs of Seller. 6.2 Pre-Closing Access to Information. (a) From and after the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable notice, and subject to restrictions contained in any confidentiality agreements to which Seller is subject, Seller shall provide to Buyer and its authorized Representatives during regular business hours reasonable access to all books and records of and documents and other information exclusively regarding the Business (in a manner so as to not unreasonably interfere with the normal business operations of Seller or the Business). Notwithstanding anything to the contrary set forth in this Agreement, during the period from the date hereof until the Closing, neither Seller nor any of its Affiliates (including Seller) shall be required to disclose to Buyer or any of its Representatives (i) any information (A) if doing so would violate any Contract, fiduciary duty or Law to which Seller or any of its Affiliates (including Seller) is a party or is subject, (B) if Seller reasonably determined upon the advice of counsel that doing so could result in the loss of the ability to successfully assert attorney-client and work product privileges, (C) if Seller or any of its Affiliates, on the one hand, and Buyer or any of its Affiliates, on the other hand, are adverse parties in a litigation and such

DE:4874-5111-0549.2 03703.004 -23- information is reasonably pertinent thereto, or (D) if Seller reasonably determines that such information should not be disclosed due to its competitively sensitive nature or (ii) any information relating to Taxes or Tax Returns other than information relating to Seller. For the avoidance of all doubt, nothing in this Section 6.2(a) shall be deemed to give rise to a contingency or condition to Buyer’s obligations (or any similar right) regarding Buyer’s satisfaction with any information of any kind to which Buyer is given access or the right to prepare, evaluate or obtain prior to the Closing Date. (b) All information disclosed pursuant to Section 6.2(a), together with the terms of this Agreement and the information disclosed on Seller Disclosure Schedules, shall be treated as “Confidential Information” pursuant to the terms of the Confidentiality Agreement, the provisions of which are by this reference hereby incorporated herein. 6.3 Supplemental Disclosure. From time to time prior to the Closing, Seller shall have the right (but not the obligation) to supplement or amend the Seller Disclosure Schedules with respect to any matter arising after the date hereof or, with respect to representations and warranties qualified by Seller’s Knowledge, of which Seller becomes aware after the date hereof (each a “Schedule Supplement”), and each such Schedule Supplement shall be deemed to be incorporated into and to supplement and amend the Seller Disclosure Schedules after three (3) business days without objection by the Buyer. Any disclosure in any such Schedule Supplement shall not be deemed to have cured any inaccuracy in or breach of any representation or warranty contained in this Agreement, including for purposes of termination rights contained in this Agreement or of determining whether or not the conditions in Article VIII have been met; provided that if as a result of matters disclosed in such Schedule Supplement, Buyer has the right to (pursuant to Section 9.1), but does not elect to, terminate this Agreement within three (3) business days of its receipt of such Schedule Supplement, then Buyer shall conclusively be deemed to have waived all conditions to its obligations hereunder or rights to terminate this Agreement with respect to the matters disclosed therein under Section 8.1 and Section 9.1 or otherwise. 6.4 Efforts to Close. (a) Subject to the terms of this Agreement, each of Buyer and Seller shall use their respective commercially reasonable efforts to cause the conditions to Closing to be satisfied and the Closing to occur as promptly as reasonably practicable. (b) In the event any Proceeding by any Governmental Entity or other Person is commenced which challenges the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, the Parties agree to cooperate and use reasonable efforts to defend against such Proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, the Parties agree to take reasonable actions to have such injunction or other order lifted, in order to expeditiously consummate the consummation of the transactions contemplated by this Agreement prior to the Outside Date; provided that nothing in this Section 6.4(b) shall be deemed to extend or otherwise affect the Outside Date or the Parties’ rights in connection therewith. (c) Buyer expressly acknowledges and agrees that Seller and its Affiliates have no responsibility for or in connection with any financing (whether equity, debt, or otherwise) that

DE:4874-5111-0549.2 03703.004 -24- Buyer may seek to raise in connection with the consummation of the transactions contemplated by this Agreement. 6.5 Other Business Relations. During the period from the date of this Agreement until the earlier of (i) the entry of an Approval Order with respect to Buyer and this Agreement, or (ii) the termination of this Agreement in accordance with its terms, Buyer hereby agrees that it is not authorized to and shall not (and shall not permit any of its Representatives or Affiliates to) contact any employee, customer, supplier, distributor or other material business relation of Seller, regarding Seller, its business or the transactions contemplated by this Agreement without the prior written (including by e-mail) consent of Seller. 6.6 Bankruptcy Matters. (a) Approval Order. In accordance with the Procedures Order, Seller shall seek an order from the Bankruptcy Court authorizing and approving this Agreement and the transaction contemplated herein, which order shall be in a form and substance in all respects acceptable to Buyer and in substantially the form and content attached as Exhibit “A” hereto (the “Approval Order”). If requested by Seller or the Bankruptcy Court, Buyer shall provide adequate assurance of future performance (satisfactory to the Bankruptcy Court) to the counterparties to the Assigned Contracts. Seller shall use commercially reasonable efforts to obtain the Approval Order and, without limiting Buyer’s obligations under the immediately preceding sentence, Buyer shall reasonably cooperate, if requested by Seller, in such efforts. The Approval Order shall, among other things, (a) approve, pursuant to sections 105, 363 and 365 of the Bankruptcy Code, (i) the execution, delivery and performance by Seller of this Agreement, (ii) the sale of the Purchased Assets to Buyer on the terms set forth herein and free and clear of all Liens (other than Liens included in the Assumed Liabilities and Permitted Liens), and (iii) the performance by Seller of its obligations under this Agreement, (b) authorize and empower Seller to assume and assign to Buyer the Assigned Contracts, (c) find that Buyer is a “good faith” purchaser within the meaning of section 363(m) of the Bankruptcy Code, find that Buyer is not a successor to Seller, and grant Buyer the protections of section 363(m) of the Bankruptcy Code, (d) find that Buyer shall have no Liability or responsibility for any Liability or other obligation of Seller arising under or related to the Purchased Assets or the Business other than as expressly set forth in this Agreement, including successor or vicarious Liabilities of any kind or character, including any theory of antitrust, environmental, successor, “responsible person” or transferee Liability, labor law, de facto merger, or substantial continuity, (e) find that Buyer has provided adequate assurance (as that term is used in section 365 of the Bankruptcy Code) of future performance in connection with the assumption of the Assigned Contracts and (f) find that Buyer shall have no Liability for any Excluded Liability. In the event that a third party is approved by the Bankruptcy Court as the purchaser of the Purchased Assets, notwithstanding anything to the contrary in this Agreement, this Agreement shall not terminate, but rather shall become a “back-up bid” which shall remain open for acceptance by Seller for a period of fifteen (15) days following the Outside Date. (b) Procedures Order. The transaction contemplated by this Agreement shall be conducted in all respects in accordance with the process and procedures established in and the provisions of the Procedures Order and Buyer agrees to be bound by the Procedures Order and the obligations thereunder, including in connection with, among other things, bidding, overbidding, the sale auction, refraining from collusion, return of deposits, and standing as a backup bidder for

DE:4874-5111-0549.2 03703.004 -25- the Purchased Assets shall be as established and determined in accordance with the Procedures Order. (c) Competing Bids. This Agreement and the transactions contemplated hereby are subject to Sellers’ right and ability to consider higher or better competing bids with respect to the Business and the Purchased Assets in accordance with the Procedures Order. In furtherance thereof, Seller shall have the right to, and may cause its Representatives and Affiliates to, (a) initiate contact with, solicit or encourage submission of any inquiries, proposals, offers or bids by, and negotiate with, any Person (in addition to Buyer and its Affiliates) in connection with any sale or other disposition of the Purchased Assets and (b) respond to any request for information or due diligence inquiry, or make management available for such purposes, to any such Person. 6.7 Access to Books and Records. After the Closing, Buyer and Seller shall use reasonable efforts to maintain until the fifth (5th) anniversary of the Closing Date all Books and Records relating to Seller or any of their assets or liabilities prior to the Closing in the manner such Books and Records are maintained immediately prior to the Closing Date in all material respects. For a period of five (5) years following the Closing, (a) Seller or any of its Representatives, upon reasonable notice and in no event less than two (2) business days prior to requested access, shall have access during normal business hours to examine, inspect and copy such Books and Records, and (b) Buyer shall provide Seller and its Representatives with, or cause to be provided to Seller and its Representatives, such Books and Records as Seller or its Representatives shall reasonably request in connection with any Proceeding to which Seller is a party (including, without limitation, in connection with Seller’s (or its successor’s) administration of the Bankruptcy Case) or in connection with the requirements of any Laws applicable to Seller. Seller and its Representatives shall have the right to make copies of such Books and Records at Seller’s sole cost. Buyer may require Seller and its Representatives to execute a non-disclosure agreement prior to providing access to Books and Records. 6.8 Employee Matters. (a) Effective as of immediately before the Closing, Buyer may offer (or may cause its Affiliates to offer) employment, on such terms of employment as Buyer may reasonably determine. All of the employees of Seller related to the Business are listed on Schedule 6.8(a) (collectively, the “Identified Employees”). All Identified Employees who accept any offers of employment with Buyer that may be made prior to the Closing Date are hereinafter referred to as the “Transferred Employees” and such acceptance of offers shall be effective immediately after the Closing. Notwithstanding the foregoing or anything else to the contrary in this Section 6.8 or any other provision of this Agreement, Buyer (i) shall not communicate with or solicit to hire (in each case, directly or indirectly) any of the Identified Employees or other employees of Seller prior to the date on which an Approval Order is entered with respect to Buyer and this Agreement and (ii) shall not, during the period commencing on the Closing Date and ending on February 15, 2024, without first obtaining Seller’s written consent (which consent may not be unreasonably withheld), communicate with or solicit to hire (in each case, directly or indirectly) any of the Identified Employees or other employees of Seller who do not become Transferred Employees at the Closing. All communications (including, without limitation, interviews and offers of employment) by or on behalf of Buyer with the Identified Employees or other employees of Seller shall be undertaken, conducted or made solely as and when permitted by this Section 6.8 and with all applicable Laws.

DE:4874-5111-0549.2 03703.004 -26- (b) Seller agrees that, notwithstanding the terms of any non-competition, non- solicitation or other restrictive covenant obligation between a Seller or any of its Affiliates and a Transferred Employee, such Transferred Employee shall be permitted to provide services to Buyer and its Affiliates following the Closing, and Seller will not seek to enforce the terms of any such restrictive covenant following the Closing with respect to such Transferred Employee’s services to Buyer or its Affiliates. Seller hereby assigns all such restrictive covenants to Buyer and the applicable Affiliate that employs such Transferred Employees, and Buyer and such Affiliate have the right, but not the obligation, to enforce such restrictive covenants. (c) With respect to any Identified Employee who is a foreign national who requires a visa or other work permit in order to work for the Business in his or her current position, Seller shall use its commercially reasonable efforts to transfer such visa or work permit to Buyer or its Affiliate and take any other actions necessary to ensure that such Identified Employee may continue to work in such position for Buyer or its Affiliate as a Transferred Employee as of the Closing Date. (d) Buyer shall, or shall cause its Affiliates to, credit Transferred Employees for service earned on and prior to the Closing Date with Seller and its Affiliates or any of their respective predecessors, (i) to the extent that service is relevant for purposes of eligibility, vesting, benefit accrual or the calculation of vacation, sick days or other paid time off under any Benefit Plan or such other employee benefit plan, program, policy, practice or arrangement maintained by Buyer and its Affiliates for such Transferred Employees (each a “Buyer Benefit Plan”) and (ii) for such additional purposes as may be required by applicable Law; provided that nothing herein shall result in a duplication of benefits. (e) For purposes of each Buyer Benefit Plan, Buyer may cause all preexisting condition exclusions of such Buyer Benefit Plan to be waived for each Transferred Employee and his or her covered dependents to the extent waived under any comparable Benefit Plan. With respect to any Buyer Benefit Plan that provides group health benefits, Buyer may cause any eligible expenses incurred by a Transferred Employee and his or her covered dependents during the portion of the plan year of any such Benefit Plan ending on the date such Transferred Employee’s participation in the corresponding Buyer Benefit Plan begins to be taken into account under the Buyer Benefit Plan for purposes of satisfying all deductible, coinsurance and maximum out-of- pocket requirements applicable to such Transferred Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Buyer Benefit Plan. (f) Nothing contained herein is intended to or shall (i) confer upon any Transferred Employee any separate right to employment or continued employment with Seller, Buyer or any of their respective Affiliates or any benefits under any applicable Benefit Plan or Buyer Benefit Plan, or (ii) create any third-party beneficiary rights or other rights of any kind with respect to any Person other than the Parties to this Agreement. (g) The provisions of this Section 6.8 are for the sole benefit of the Parties and nothing herein, express or implied, is intended or shall be construed to (i) constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise be treated as an amendment or modification of any Benefit Plan or other

DE:4874-5111-0549.2 03703.004 -27- compensation or benefit plan, agreement or arrangement, (ii) limit the right of Seller, Buyer or any of their respective Affiliates to amend, terminate or otherwise modify any Benefit Plan or other compensation or benefit plan, agreement or arrangement, (iii) prevent or restrict in any way the right of Buyer or any of its Affiliates to terminate, reassign, promote or demote any of the Employees after the Closing or to change the title, powers, duties, responsibilities, functions, locations or terms and conditions of employment of such Employees, or (iv) confer upon or give any Person, other than the Parties and their respective permitted successors and assigns, any legal or equitable third-party beneficiary or other rights or remedies with respect to the matters provided for in this Section 6.8, under or by reason of any provision of this Agreement. 6.9 Transition Services Agreement. Prior to the Closing, Buyer and Seller shall negotiate in good faith to enter into the Transition Services Agreement. 6.10 Cross Border Agreements. Given that the transactions contemplated herein involve the conveyance, transfer or assignment of non-U.S. assets and Seller and/or Buyer reasonably deems it necessary or appropriate to enter into short-form acquisition agreements, additional Intellectual Property assignment agreements, or other similar agreements or instruments (collectively, the “Non-U.S. Transfer Agreements”) to effect the assignment or transfer of the applicable Purchased Assets, the assumption of the applicable Assumed Liabilities or the transition of non-U.S. employees pursuant to applicable non-U.S. local Law, the Buyer and the Seller shall enter into the Non-U.S. Transfer Agreements on a case-by-case basis as reasonably determined by such Parties. Each Non-U.S. Transfer Agreement shall be consistent with the terms of this Agreement, except to the extent modifications to such Non-U.S. Transfer Agreement are required by applicable Law (including any non-U.S. Law and all employment Laws applicable to the transactions contemplated herein) in order to consummate such transactions. Where such modifications are required, the Parties covenant and agree to give effect to the intent and terms hereof to the fullest extent permissible by applicable Law (and that any claims for breach under any Non-U.S. Transfer Agreement shall be brought under Section 11.6 of this Agreement and each Party agrees not to, and to cause its subsidiaries and their respective successors and assigns not to, bring any claims, actions or proceedings under, arising out of or relating to such Non-U.S. Transfer Agreement against the other parties to such Non-U.S. Transfer Agreement). The Parties covenant and agree to ensure that any signatures to the Non-U.S. Transfer Agreements are notarized and/or apostilled where required pursuant to applicable Law, to effect the legal assignment of the applicable Purchased Assets or the assumption of the applicable Assumed Liabilities pursuant to the applicable non-U.S. local Law. Each Non-U.S. Transfer Agreement shall (a) be in a form reasonably acceptable to the Parties, (b) shall serve purely to effect the transfer of the applicable Purchased Assets, the assumption of the applicable Assumed Liabilities pursuant to the applicable non-U.S. local Law, or the transition of non-US employees, and (c) shall not have any effect on the value being given or received by the Buyer and the Seller, or the terms and conditions of the transactions contemplated herein, including the Allocation, or in any way modify, amend, or constitute a waiver of, any provision of this Agreement or any other Ancillary Document. For the avoidance of doubt, no Non-U.S. Transfer Agreement shall contain any representations, warranties or covenants other than those which are either (i) required to effect the transfer of the applicable Purchased Assets, the assumption of the applicable Assumed Liabilities or transition the applicable non-U.S. employees pursuant to the applicable non-U.S. local Law or (ii) mutually agreed upon by the Buyer and the Seller.

DE:4874-5111-0549.2 03703.004 -28- ARTICLE VII COVENANTS OF BUYER AND SELLERS 7.1 Public Announcements. Neither Buyer nor Seller shall, nor shall any of their respective controlled Affiliates (including, with respect to Seller prior to the Closing, and Buyer after Closing, Seller), without the prior written approval of both Buyer and Seller, issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated by this Agreement (any such press release or public statement so approved by the Parties, an “Agreed Statement”), provided that such restrictions on press releases and public statements shall not apply to (i) any disclosure as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange or stock market, in which case the Party required to make the release or announcement shall allow the other Party reasonable time to comment on such release or announcement in advance of such issuance, (ii) any disclosure made in connection with the enforcement of any right or remedy relating to this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) any disclosure that is consistent with (and does not reveal any information beyond what is already included in) a prior Agreed Statement, or (iv) any disclosure or statement made in the Bankruptcy Case that is required in connection with the filing of the Bankruptcy Case or appropriate in the furtherance of such filing, the administration of the Bankruptcy Case, or the transactions contemplated herein (including, without limitation, the Approval Order). 7.2 Tax Matters (a) Prorations. Personal property, ad valorem, use and intangible taxes and assessments, common area maintenance charges, utility charges and rental payments with respect to the Purchased Assets, as applicable (collectively, “Charges”) shall be prorated on a per diem basis and apportioned on a calendar year basis between Seller, on the one hand, and Buyer, on the other hand, as of the date of the Closing. Seller shall be liable for that portion of such Charges relating to, or arising in respect of, periods on or prior to the Closing Date, and Buyer shall be liable for that portion of such Charges relating to, or arising in respect of, any period after the Closing Date. (b) Transfer Taxes. Buyer shall pay all Transfer Taxes arising out of or in connection with the transactions contemplated by this Agreement. Buyer shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and if required by applicable Law, Seller shall join in the execution of any such Tax Returns and other documentation. (c) Allocation of Purchase Price. The Purchase Price and other items required to be included under shall be allocated among the Purchased Assets by Buyer. No later than 30 days following the Closing, Buyer shall prepare and provide to Seller a proposed allocation (the “Allocation”) for Seller’s review. Seller shall have 30 days to review the Allocation. If Seller does not notify Buyer in writing of any objections within such 30-day period or if Seller and Buyer resolve all such objections, none of the Parties, nor any of their respective Affiliates, shall take any position (whether in financial statements, audits, tax returns or otherwise) which is inconsistent with the Allocation, unless required to do so by applicable Law. If prior to the end of such 30-day period, Buyer and Seller are unable to so agree on the Allocation then such Allocation shall not be

DE:4874-5111-0549.2 03703.004 -29- binding on the Parties. Seller shall timely and properly prepare, execute, file and deliver all documents, forms and other information as Buyer may reasonably request to prepare the Allocation. In the event that the Allocation is binding on the Parties, (i) in case of any adjustment to the Purchase Price, requiring an amendment to the Allocation, Buyer shall prepare and deliver such amended Allocation to Seller, which shall be prepared in a manner consistent with the Allocation, and (ii) if the Allocation is disputed by any Governmental Entity, the Party receiving notice of such dispute shall promptly notify the other Party. 7.3 Further Assurances; Wrong Pockets. Each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions (at no material cost or expense to the Party to whom the request is directed) as may be reasonably required to carry out the provisions hereof and give effect to the Transactions; provided that Buyer shall not be required by this Section 7.3 to initiate or join in any Proceeding. After the Closing, Seller shall promptly (and shall cause its Affiliates to promptly) transfer or deliver to Buyer cash, checks (which shall be properly endorsed) or other property that Seller may receive in respect of any item that constitutes part of the Purchased Assets or relates to the Assumed Liabilities. After the Closing, Buyer shall promptly transfer or deliver to Seller cash, checks (which shall be properly endorsed) or other property that Buyer may receive in respect of any item that is an Excluded Asset or relates to the Retained Liabilities. After the Closing, if Seller or any of Affiliates is subject to an Assumed Liability, Seller will promptly notify Buyer, and Buyer will assume, accept and be responsible for discharging such Assumed Liability. After the Closing, if Buyer or any of its Affiliates is subject to a Retained Liability, Buyer will promptly notify Seller and Seller will assume, accept and be solely responsible for discharging such Retained Liability. ARTICLE VIII CONDITIONS TO CLOSING 8.1 Conditions to Obligations of Buyer. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by Buyer in writing and in Buyer’s sole discretion) of the following conditions: (a) (i) Each of the Fundamental Representations of Seller shall be true and correct in all respects as of the Signing Date and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects) and (ii) each of the other representations and warranties of Seller contained in Error! Reference source not found. (other than the Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation contained herein) in all respects as of the Signing Date and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except, solely in the case of this clause (ii), where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect.

DE:4874-5111-0549.2 03703.004 -30- (b) Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller, on or prior to the Closing Date. (c) Since the Signing Date, there shall not have occurred any Material Adverse Effect. (d) Buyer shall have received a certificate, dated as of the Closing Date and signed by an authorized officer of Seller, to the effect that the conditions set forth in Sections Error! Reference source not found. 8.1(b), and 8.1(c) have been satisfied (the “Seller Closing Certificate”). (e) No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the transactions contemplated by this Agreement shall be in effect, and there shall be no proceeding brought by any Governmental Entity pending before any court of competent jurisdiction seeking such an Order. (f) The Bankruptcy Court shall have entered the Approval Order in accordance with Section 6.6(a), and the Approval Order shall be unstayed and in full force and effect as of the Closing Date. (g) Seller has made or is prepared to immediately make all of the deliveries required by Section 3.2(b). 8.2 Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by Seller, in writing and in Seller’s sole discretion) of the following conditions: (a) The representations and warranties of Buyer set forth in Article V of this Agreement shall be true and correct in all respects as of the Closing Date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby. (b) Buyer shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date. (c) Seller shall have received a certificate dated as of the Closing Date by an authorized officer of Buyer to the effect that the conditions set forth in Sections 8.2(a) and 8.2(b) have been satisfied (the “Buyer Closing Certificate”). (d) No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the transactions contemplated by this Agreement shall be in effect, and there shall be no proceeding brought by any Governmental Entity pending before any court of competent jurisdiction seeking such an Order.

DE:4874-5111-0549.2 03703.004 -31- (e) The Bankruptcy Court shall have entered the Approval Order in accordance with Section 6.6(a), and the Approval Order shall be unstayed and in full force and effect as of the Closing Date. (f) Buyer has made or is prepared to immediately make all of the deliveries required by Sections 3.2(a) and 3.2(c). 8.3 Frustration of Closing Conditions. No Party may rely on or assert the failure of any condition set forth in this Article VIII, as the case may be, if such failure results from or was caused primarily by such Party’s failure to comply with any provision of this Agreement. 8.4 Waiver of Conditions. All conditions set forth in this Article VIII will be deemed to have been satisfied or waived from and after the Closing. ARTICLE IX TERMINATION 9.1 Termination. This Agreement may be terminated, and the transactions contemplated herein may be abandoned, prior to the Closing solely as follows; provided that any Party desiring to terminate this Agreement pursuant to this Section 9.1 shall give written notice of such termination to the other Parties to this Agreement: (a) by the mutual written consent of Seller and Buyer; (b) by Buyer, if any of the representations or warranties of Seller set forth in Article IV shall not be true and correct such that the condition to Closing set forth in Section Error! Reference source not found. would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct is not cured within five (5) days after written notice thereof is delivered from Buyer to Seller; provided that Buyer shall not have the right to terminate this Agreement pursuant to this Section 9.1(b) if Buyer is then in material violation or breach of any of its covenants, obligations, representations or warranties set forth in this Agreement and such violation or breach would give rise to the failure of a condition set forth in Section 8.2(a) or Section 8.2(b); (c) by Seller, if any of the material representations or warranties of Buyer set forth in Article V shall not be true and correct such that the condition to Closing set forth in Section 8.2(a) would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct is not cured within five (5) days after written notice thereof is delivered from Seller to Buyer; provided that Seller shall not have the right to terminate this Agreement pursuant to this Section 9.1(c) if Seller is then in material violation or breach of any of its covenants, obligations, representations or warranties set forth in this Agreement and such violation or breach would give rise to the failure of a condition set forth in Section Error! Reference source not found. or Section 8.1(b); (d) by Seller if the Closing shall not have occurred on or before December 31, 2023 (the “Outside Date”); provided that Seller shall not have the right to terminate this Agreement pursuant to this Section 9.1(d) if the failure of the Closing to occur by the Outside Date results from or was caused by the failure of the Seller to comply with any provisions of this Agreement;

DE:4874-5111-0549.2 03703.004 -32- (e) by either Buyer or by Seller, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Closing and such Order or other action shall have become final and nonappealable; provided that the Party seeking to terminate this Agreement pursuant to this Section 9.1(e) shall have used reasonable efforts to remove such Order, injunction, restraint or prohibition, and such Order, injunction, restraint or prohibition shall not have been principally caused by the breach by such Party of its covenants or agreements under this Agreement; (f) by Seller, if all of the conditions set forth in Section 8.2 (not including conditions which are to be satisfied by actions taken at or immediately prior to the Closing; provided that such conditions shall have been capable of being satisfied as of the date of termination of this Agreement) have been satisfied or validly waived by Buyer, Seller has given notice to Buyer in writing that Seller is prepared to consummate the transactions contemplated by this Agreement (a “Seller Closing Notice”), and Buyer fails to consummate the transactions contemplated by this Agreement on the date the Closing should have occurred pursuant to Section 3.1, or, if later, on the third (3rd) Business Day immediately following the date of delivery of such Seller Closing Notice; (g) by Buyer, if all of the conditions set forth in Section 8.1 (not including conditions which are to be satisfied by actions taken at the Closing; provided that such conditions shall have been capable of being satisfied as of the date of termination of this Agreement) have been satisfied or validly waived by Seller, Buyer has given notice to Seller in writing that Buyer is prepared to consummate the transactions contemplated by this Agreement (a “Buyer Closing Notice”), and Seller fails to consummate the transactions contemplated by this Agreement on the date the Closing should have occurred pursuant to Section 3.1, or, if later, on the third (3rd) Business Day following the date of delivery of such Buyer Closing Notice; (h) by Buyer if a Material Adverse Effect has occurred with respect to the Purchased Assets or the Business; (i) by Buyer, by written notice to Seller, if the Closing Inventory has decreased prior to the Closing (including due to casualty loss, material sale of inventory outside of the ordinary course of business or a similar event) after completion of the Inventory count contemplated by Section 2.6 by an amount in excess of $5,000,000; or (j) by Seller or Buyer, if the Bankruptcy Court does not issue the Approval Order in accordance with Section 6.6(a), subject to this Agreement becoming a “back-up” bid under certain circumstances consistent with the requirements of the Procedures Order. (k) by Buyer, by written notice to Seller, if: (i) the Approval Order is not entered by December 14, 2023, or does not become a Final Order by December 18, 2023; (ii) the Bankruptcy Court enters any Order materially inconsistent with the Procedures Order or the Approval Order;

DE:4874-5111-0549.2 03703.004 -33- (iii) if any creditor of Seller obtains a final and unstayed Order of the Bankruptcy Court granting relief from the stay to foreclose on any portion of the Purchased Assets; or (iv) Seller enters into one or more Alternative Transactions with one or more Persons other than Purchaser or the Backup Bidder (as defined in the Procedures Order), or the Bankruptcy Court approves an Alternative Transaction other than with Purchaser or the Backup Bidder. 9.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.1, this entire Agreement shall forthwith become void (and there shall be no liability or obligation on the part of Buyer, Seller or its officers, directors or equity holders) with the exception of (i) the provisions of Section 3.2(a)(i), Section 6.2(b), Section 9.1, this Section 9.2 and Article XI, together with all applicable defined terms set forth in Article I, each of which provisions shall survive such termination and remain valid and binding obligations of the Parties and (ii) any liability of any Party for any breach of this Agreement prior to such termination. Notwithstanding anything to the contrary herein, except in the case of the termination of this Agreement by Seller in accordance with Section 9.1(c) or 9.1(f), the entire Deposit will be promptly (and in any case within three (3) business days) refunded to Buyer following such termination in accordance with Section 3.2(a)(i) (and Seller shall not be entitled to retain any portion of the Deposition upon termination). For the avoidance of doubt, the Confidentiality Agreement shall survive any termination of this Agreement pursuant to Section 9.1 in accordance with its terms and shall automatically be extended until such date that is one (1) year following the date of termination of this Agreement. Upon the Closing Date, all obligations of the Buyer under the Confidentiality Agreement shall terminate with respect to the Business and the Purchased Assets. ARTICLE X SURVIVAL AND RELEASE 10.1 Survival. The representations and warranties of Seller and Buyer and, except as provided in this Section 10.1, the covenants and agreements of Seller contained in this Agreement and in any certificate delivered pursuant to this Agreement shall terminate and cease to be of any further force or effect whatsoever upon the Closing. Seller shall have no liability after the Closing for any inaccuracy in or breach of such representations and warranties. None of Buyer, Seller or any of their Affiliates or their respective Representatives shall have recourse against Seller under this Agreement following the Closing for any breach of or inaccuracy in any such representation or warranty or any breach or nonfulfillment of covenant, condition or agreement required to be performed or fulfilled prior to the Closing. Except as provided in this Section 10.1, the covenants and agreements of Buyer contained in this Agreement and in any certificate delivered pursuant to this Agreement shall otherwise terminate upon the Closing. Only the covenants and agreements that by their terms survive the Closing (or that contemplate action or impose obligations after the Closing) shall so survive the Closing in accordance with their respective terms, including for the avoidance of doubt, Section 2.3.

DE:4874-5111-0549.2 03703.004 -34- ARTICLE XI MISCELLANEOUS 11.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally, (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (c) on the date delivered by email (if sent prior to 5:00 p.m. New York City time, or if sent later, then on the next Business Day), or (d) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows: If to Buyer, to: THG BEAUTY USA, LLC c/o The Hut Group Icon 1 7-9 Sunbank Lane, Ringway, Altrincham WA15 0AF United Kingdom Attn: James Pochin Email: legal@thehutgroup.com With a required copy (which shall not constitute notice) to: DLA Piper LLP (US) 1251 Avenue of the Americas New York, New York 10020 Attn: Jamila Justine Willis, Esq. Email: jamila.willis@dlapiper.com If to Seller, to: Amyris Clean Beauty, Inc. 5885 Hollis St Suite 100 Emeryville, CA 94608 Attn: General counsel Email: generalcounsel@amyris.com With a required copy (which shall not constitute notice) to: Pachulski Stang Ziehl & Jones LLP One Sansome Street, Suite 3430 San Francisco, CA 94104 Attn: Debra I. Grassgreen, Jason Rosell and Steven Golden E-mail: dgrassgreen@pszjlaw.com; jrosell@pszjlaw.com; and sgolden@pszjlaw.com or to such other address or to the attention of such Person or Persons as the recipient Party has specified by prior written notice to the other Parties hereto.

DE:4874-5111-0549.2 03703.004 -35- 11.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is duly executed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. 11.3 Expenses. Except as otherwise provided in this Agreement, each Party shall bear its own costs and expenses in connection with the negotiation, documentation and consummation of the transactions contemplated by this Agreement, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the transactions contemplated by this Agreement are consummated. 11.4 Successors and Assigns. This Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party(ies). Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective permitted successors and assigns. Any attempted or purported assignment that is not in strict accordance with the terms of this Section 11.4 shall be void ab initio. 11.5 Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. 11.6 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. Any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby shall be brought exclusively in the shall be brought exclusively in the Bankruptcy Court. Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court for the purpose of any such suit, action or other proceeding. A final judgment in any such suit, action or other proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in such court, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth herein shall be effective service of process for any such action, suit or proceeding. Nothing in this Section 11.6, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE

DE:4874-5111-0549.2 03703.004 -36- TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. 11.7 Counterparts. (a) This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by the other Party. The Parties agree that the delivery of this Agreement, the Ancillary Documents and any other agreements and documents at the Closing may be effected by means of an exchange of facsimile signatures, electronic signature or other electronic delivery. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement. (b) No Party shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation or enforceability of this Agreement and each Party forever waives any such defense. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, SignNow and DocuSign). 11.8 No Third Party Beneficiaries. No provision of this Agreement is intended to or shall confer upon any Person other than the Parties any rights or remedies of any nature whatsoever under or by reason of this Agreement. 11.9 Entire Agreement. This Agreement, the Ancillary Documents, schedules, including the Seller Disclosure Schedules and the other documents, instruments and agreements specifically referred to herein or therein or delivered pursuant hereto or thereto, together with the Confidentiality Agreement, set forth the entire understanding of the Parties with respect to the subject matter hereof and the transactions contemplated hereby. All schedules, including any Seller Disclosure Schedule, referred to herein are intended to be and hereby are specifically made a part of this Agreement and incorporated by reference herein. Any and all previous agreements and understandings between or among the Parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement, except for the Confidentiality Agreement (other than as it relates to the Business and the Purchased Assets). 11.10 Disclosure Schedules. Except as otherwise provided in the Seller Disclosure Schedules, all capitalized terms therein shall have the meanings assigned to them in this Agreement. Matters reflected in the Seller Disclosure Schedules are not necessarily limited to matters required by this Agreement to be disclosed. Unless otherwise set forth herein, no disclosure made in the Seller Disclosure Schedules shall constitute an admission or determination that any fact or matter so disclosed is material, has had or could reasonably be expected to have a Material Adverse Effect, meets a dollar or other threshold set forth in this Agreement or would

DE:4874-5111-0549.2 03703.004 -37- otherwise be required to be disclosed, and no Person shall use the fact of the setting of a threshold or the inclusion of such facts or matters in any dispute or controversy as to whether any obligation, amount, fact or matter is or is not material for purposes of this Agreement. Information disclosed in any Seller Disclosure Schedule delivered will qualify any representation and warranty in this Agreement to the extent that a reasonable buyer would infer, based solely on the face of the applicable disclosure, the relevance or applicability of the information disclosed to any such representation or warranty, notwithstanding the absence of a reference or cross-reference to such representation or warranty on any such Seller Disclosure Schedule or Seller Disclosure Schedule or the absence of a reference or cross reference to such Seller Disclosure Schedule in such representation or warranty. No disclosure in the Seller Disclosure Schedules relating to any possible breach or violation of any agreement or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. 11.11 Captions. All captions and section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. 11.12 Remedies. Buyer agrees that irreparable damage would occur in the event that Buyer fails to perform any of the provisions of this Agreement in accordance with their specific terms. Accordingly, if the Buyer is not able to terminate the Agreement pursuant to Section 9.1, Seller shall be entitled to pursue specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement by Buyer and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Seller is entitled at law or in equity. 11.13 Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. 11.14 Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. The Parties agree that any drafts of this Agreement or any Ancillary Document prior to the final fully executed drafts shall not be used for purposes of interpreting any provision thereof, and each of the Parties agrees that no Party or any Affiliate thereof shall make any claim, assert any defense or otherwise take any position inconsistent with the foregoing in connection with any Proceeding among any of the foregoing. For the purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (a) the meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires; (b) where a word

DE:4874-5111-0549.2 03703.004 -38- or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; (c) the terms “hereof,” “herein,” “hereunder,” “hereby” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement (including any exhibit or schedule hereto) as a whole and not to any particular provision of this Agreement; (d) when a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement (provided that references to “Schedules” herein shall be deemed to refer to the applicable schedule of the Seller Disclosure Schedule or the Seller Disclosure Schedule), unless otherwise specified; (e) the word “include,” “includes,” and “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to,” unless otherwise specified; (f) uncapitalized terms shall not have the meanings ascribed to defined and capitalized terms; (g) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if” and (h) all accounting terms used and not defined herein have the respective meanings given to them under GAAP. All dollar or “$” amounts set forth in this Agreement shall refer to U.S. dollars unless explicitly indicated otherwise. Time is of the essence for each and every provision of this Agreement. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding” and the word “through” means “to and including”. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a day that is not a Business Day, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day that is a Business Day. Any reference in this Agreement to “made available” means a document or other information that was provided or made available to Buyer and its Representatives in Seller’s electronic or virtual data rooms, management presentations or in any other form. 11.15 Prevailing Party. In the event of any Proceeding in connection with this Agreement or any Ancillary Document, the prevailing Party in any such Proceeding shall be entitled to recover from the other Party its costs and expenses, including, without limitation, reasonable legal fees and expenses. 11.16 Further Assurances. Following the Closing, each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions (at no material cost or expense to the Party to whom the request is directed) as may be reasonably required to carry out the provisions hereof and give effect to the Closing transactions contemplated by this Agreement; provided that neither Party shall be required by this Section 11.16 to initiate or join in any Proceeding. After the Closing, Seller shall promptly transfer or deliver to Buyer cash, checks (which shall be properly endorsed) or other property that Seller may receive in respect of any item that constitutes part of the Purchased Assets or relates to the Assumed Liabilities. After the Closing, Buyer shall promptly transfer or deliver to Seller cash, checks (which shall be properly endorsed) or other property that Buyer may receive in respect of any item that is an Excluded Asset or relates to the Retained Liabilities. 11.17 Personally Identifiable Information. Buyer shall make commercially reasonable efforts to comply with the requirements of Section 363(b)(1)(A) of the Bankruptcy Code.

DE:4874-5111-0549.2 03703.004 -39- 11.18 Limitation on Damages. (a) No Party shall be authorized to recover from the other Party any special, consequential, indirect, incidental, special, exemplary or punitive damages arising out of this Agreement or the exercise of its rights or the performance of its obligations hereunder, or any lost profits arising out of this Agreement, in each case, however caused and on any theory of liability, whether in contract, tort, negligence, breach of statutory duty, or otherwise, regardless of any notice of such damages. Notwithstanding the foregoing, nothing in this Agreement will limit or prevent any Party from making any claim or recovering any losses or other amounts from the other party in the event of fraud. (b) All rights, claims and causes of action that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the Transactions, or the negotiation, execution, or performance of this Agreement or the Transactions (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are those solely of) the named Parties. No Person who is not a Party, including any current, former or future Representative or Affiliate of any Party, or any current, former or future representative or Affiliate of any of the foregoing (collectively, “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or Liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the Transactions or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by Law, each Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Nonparty Affiliates shall be third party beneficiaries of this Section 11.18(b) and have the right to enforce its terms. * * * * [Signature page follows]

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT] IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the date first above written. SELLER: AMYRIS, INC. AMYRIS CLEAN BEAUTY, INC. Chapter 11 Debtors and Debtors in Possession By: ___________________________ Name: _____________________ Title: ______________________ BUYER: THG BEAUTY USA, LLC By: ___________________________ Name: James Pochin Title: Authorized Signatory DocuSign Envelope ID: 66F097DC-A823-403F-9A7B-B052FCEDED4D Han Kieftenbeld Interim CEO and CFO

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT] IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the date first above written. SELLER: AMYRIS, INC. AMYRIS CLEAN BEAUTY, INC. Chapter 11 Debtors and Debtors in Possession By: ___________________________ Name: _____________________ Title: ______________________ BUYER: THG BEAUTY USA, LLC By: ___________________________ Name: James Pochin Title: Authorized Signatory